Rule 497(e)
File Nos. 333-203855 and 811-23054

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
An Individual Flexible Premium Variable Deferred Annuity Contract

Issued by Variable Annuity-8 Series Account
of Great-West Life & Annuity Insurance Company of New York

Supplement dated January 11, 2016
to the Prospectus and Statement of Additional Information
dated December 28, 2015

This Supplement amends certain information contained in the Prospectus dated December 28, 2015.

Effective immediately, the fourth and fifth paragraphs of the DISTRIBUTION OF THE CONTRACTS section beginning on page 27 of the Prospectus are hereby deleted in their entirety and replaced with the following:

In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Funds under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Covered Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, or recommend certain Covered Funds under the Contract over other Covered Funds, which may not necessarily be to your benefit.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated December 28, 2015.

Please read this Supplement carefully and retain it for future reference.